Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP of Finance & Treasurer
(770) 418-8219
ir@asburyauto.com

ASBURY AUTOMOTIVE GROUP ANNOUNCES
2018 SECOND QUARTER FINANCIAL RESULTS
Record second quarter EPS of $2.11 per diluted share,
up 39% over prior year EPS

Record second quarter adjusted EPS of $2.08 per diluted share
(a non-GAAP measure), up 32% over prior year adjusted EPS

DULUTH, GA, July 24, 2018 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., reported net income for the second quarter 2018 of $43.2 million ($2.11 per diluted share) and adjusted net income (a non-GAAP measure) of $42.7 million ($2.08 per diluted share). This compares to net income of $31.9 million ($1.52 per diluted share) and adjusted net income of $33.2 million ($1.58 per diluted share) in the prior year quarter. Net income for the second quarter 2018 was adjusted for a $0.7 million pre-tax gain on legal settlements ($0.03 per diluted share); while net income for the second quarter 2017 was adjusted for $0.8 million pre-tax investment income ($0.02 per diluted share) and $2.9 million pre-tax real estate-related charges ($0.08 per diluted share).
On January 1, 2018, the company adopted ASC 606 for revenue recognition which impacted F&I and parts and service revenue and gross profit. The net impact of adopting ASC 606 in the second quarter was to reduce net income by $0.6 million or $0.03 per diluted share.
As a result of tax legislation passed in December 2017, the tax rate in the second quarter of 2018 was 26% compared to 38% in the second quarter of 2017.
“In a healthy SAAR environment, we grew revenue 6% despite continued margin pressure. We also improved our SG&A as a percentage of gross profit by 90 basis points and maintained our industry leading operating margins while further investing in our omni-channel capabilities,” said David Hult, Asbury's President and Chief Executive Officer. “We continued with our balanced approach to capital allocation, repurchasing $20 million of our common stock and acquiring a Chevrolet dealership and a Toyota dealership in the Atlanta market.”

Second Quarter 2018 Operational Summary (change from the prior year period)
Total company:

•	Total revenue increased 6%; gross profit increased 4%

•	SG&A as a percentage of gross profit decreased 90 basis points to 68.6%

•	Adjusted income from operations as a percentage of revenue was 4.6% up 10 basis points

•	Adjusted EPS from continuing operations increased 32%
Same store:

•	Total revenue increased 4%; gross profit increased 2%

•	New vehicle revenue increased 3%; gross profit decreased 3%

•	Used vehicle retail revenue increased 8%; gross profit increased 2%

•	Finance and insurance revenue and gross profit increased 5%

•	Parts and service revenue was flat; gross profit increased 2%
Strategic Highlights:

•	Completed the acquisition of a Chevrolet dealership and a Toyota dealership in the Atlanta market, which should generate approximately $120 million in annual revenue

•	Repurchased $20 million of common stock

The Company’s revenue for the six-month period ended June 30, 2018 period totaled $3.33 billion, an increase of 5% compared to $3.18 billion in the prior year period.
For the six-month period ended June 30, 2018, the Company reported net income of $83.3 million, or $4.02 per diluted share, compared to reported net income of $65.9 million, or $3.12 per diluted share in the prior year period. For the six-month period ended June 30, 2018 the Company reported adjusted net income of $82.8 million, or $4.00 per diluted share, compared to $66.6 million, or $3.16 per diluted share, for the prior year period. See attached reconciliation for reported adjustments.
Additional commentary regarding the second quarter results will be provided during the earnings conference call on July 24, 2018 at 10:00 a.m. The conference call will be simulcast live on the internet and can be accessed at www.asburyauto.com or www.ccbn.com. A replay will be available at these sites for 30 days.
In addition, a live audio of the call will be accessible to the public by calling (877) 260-1479 (domestic), or (334) 323-0522 (international); passcode - 3163021. Callers should dial in approximately 5 to 10 minutes before the call begins.
A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 3163021.
About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. ("Asbury"), a Fortune 500 company headquartered in Duluth, GA, is one of the largest automotive retailers in the U.S.  Asbury currently operates 83 dealerships, consisting of 97 franchises, representing 29 domestic and foreign brands of vehicles.  Asbury also operates 25 collision repair centers.  Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the U.S. Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$928.7	$882.9	$45.8	5%
Used vehicle:
Retail	470.9	430.2	40.7	9%
Wholesale	46.0	49.0	(3.0)	(6)%
Total used vehicle	516.9	479.2	37.7	8%
Parts and service	204.5	200.8	3.7	2%
Finance and insurance, net	73.5	68.9	4.6	7%
TOTAL REVENUE	1,723.6	1,631.8	91.8	6%
GROSS PROFIT:
New vehicle	40.6	41.0	(0.4)	(1)%
Used vehicle:
Retail	33.6	32.5	1.1	3%
Wholesale	0.5	0.2	0.3	150%
Total used vehicle	34.1	32.7	1.4	4%
Parts and service	129.6	124.5	5.1	4%
Finance and insurance, net	73.5	68.9	4.6	7%
TOTAL GROSS PROFIT	277.8	267.1	10.7	4%
OPERATING EXPENSES:
Selling, general and administrative	190.6	185.6	5.0	3%
Depreciation and amortization	8.5	8.0	0.5	6%
Other operating (income) expenses, net	(0.9)	1.9	(2.8)	(147)%
INCOME FROM OPERATIONS	79.6	71.6	8.0	11%
OTHER EXPENSES:
Floor plan interest expense	8.0	6.1	1.9	31%
Other interest expense, net	13.2	13.4	(0.2)	(1)%
Swap interest expense	0.2	0.6	(0.4)	(67)%
Total other expenses, net	21.4	20.1	1.3	6%
INCOME BEFORE INCOME TAXES	58.2	51.5	6.7	13%
Income tax expense	15.0	19.6	(4.6)	(23)%
NET INCOME	$43.2	$31.9	$11.3	35%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$2.13	$1.53	$0.60	39%
Diluted—
Net income	$2.11	$1.52	$0.59	39%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.3	20.8	(0.5)	(2)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	20.5	21.0	(0.5)	(2)%

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,590	5,504	86	2%
Import	15,478	14,833	645	4%
Domestic	5,001	4,794	207	4%
Total new vehicle	26,069	25,131	938	4%
Used vehicle retail	21,685	20,263	1,422	7%
Used to new ratio	83.2%	80.6%	260 bps
Average selling price
New vehicle	$35,625	$35,132	$493	1%
Used vehicle retail	21,715	21,231	484	2%
Average gross profit per unit
New vehicle:
Luxury	$3,470	$3,307	$163	5%
Import	808	944	(136)	(14)%
Domestic	1,740	1,836	(96)	(5)%
Total new vehicle	1,557	1,631	(74)	(5)%
Used vehicle	1,549	1,604	(55)	(3)%
Finance and insurance, net	1,539	1,518	21	1%
Front end yield (1)	3,093	3,137	(44)	(1)%
Gross margin
New vehicle:
Luxury	6.5%	6.3%	20 bps
Import	2.9%	3.4%	(50) bps
Domestic	4.5%	4.9%	(40) bps
Total new vehicle	4.4%	4.6%	(20) bps
Used vehicle retail	7.1%	7.6%	(50) bps
Parts and service	63.4%	62.0%	140 bps
Total gross profit margin	16.1%	16.4%	(30) bps
SG&A metrics
Rent expense	$6.3	$6.8	$(0.5)	(7)%
Total SG&A as a percentage of gross profit	68.6%	69.5%	(90) bps
SG&A, excluding rent expense as a percentage of gross profit	66.3%	66.9%	(60) bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.4%	20 bps
Income from operations as a percentage of gross profit	28.7%	26.8%	190 bps
Adjusted income from operations as a percentage of revenue	4.6%	4.5%	10 bps
Adjusted income from operations as a percentage of gross profit	28.4%	27.6%	80 bps
Revenue mix
New vehicle	53.9%	54.1%
Used vehicle retail	27.2%	26.4%
Used vehicle wholesale	2.7%	3.0%
Parts and service	11.9%	12.3%
Finance and insurance	4.3%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.6%	15.4%
Used vehicle retail	12.0%	12.1%
Used vehicle wholesale	0.2%	0.1%
Parts and service	46.7%	46.6%
Finance and insurance	26.5%	25.8%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$299.9	$291.1	$8.8	3%
Import	417.2	410.9	6.3	2%
Domestic	189.4	180.9	8.5	5%
Total new vehicle	906.5	882.9	23.6	3%
Used Vehicle:
Retail	460.2	425.8	34.4	8%
Wholesale	45.3	48.9	(3.6)	(7)%
Total used vehicle	505.5	474.7	30.8	6%
Parts and service	200.6	200.7	(0.1)	—%
Finance and insurance	71.9	68.5	3.4	5%
Total revenue	$1,684.5	$1,626.8	$57.7	4%

Gross profit
New vehicle:
Luxury	$19.4	$18.2	$1.2	7%
Import	11.6	14.0	(2.4)	(17)%
Domestic	8.6	8.8	(0.2)	(2)%
Total new vehicle	39.6	41.0	(1.4)	(3)%
Used Vehicle:
Retail	33.0	32.2	0.8	2%
Wholesale	0.4	0.3	0.1	33%
Total used vehicle	33.4	32.5	0.9	3%
Parts and service:
Customer pay	72.8	69.3	3.5	5%
Warranty	18.0	20.8	(2.8)	(13)%
Wholesale parts	5.4	5.2	0.2	4%
Parts and service, excluding reconditioning and preparation	96.2	95.3	0.9	1%
Reconditioning and preparation	30.8	29.0	1.8	6%
Total parts and service	127.0	124.3	2.7	2%
Finance and insurance	71.9	68.5	3.4	5%
Total gross profit	$271.9	$266.3	$5.6	2%

SG&A expense	$186.6	$184.6	$2.0	1%
SG&A expense as a percentage of gross profit	68.6%	69.3%	(70) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	5,590	5,504	86	2%
Import	14,813	14,833	(20)	—%
Domestic	4,892	4,795	97	2%
Total new vehicle	25,295	25,132	163	1%
Used vehicle retail	21,067	19,998	1,069	5%
Used to new ratio	83.3%	79.6%	370 bps

Average selling price
New vehicle	$35,837	$35,131	$706	2%
Used vehicle retail	21,845	21,292	553	3%

Average gross profit per unit
New vehicle:
Luxury	$3,470	$3,307	$163	5%
Import	783	944	(161)	(17)%
Domestic	1,758	1,835	(77)	(4)%
Total new vehicle	1,566	1,631	(65)	(4)%
Used vehicle retail	1,566	1,610	(44)	(3)%
Finance and insurance, net	1,551	1,518	33	2%
Front end yield (1)	3,117	3,140	(23)	(1)%

Gross margin
New vehicle:
Luxury	6.5%	6.3%	20 bps
Import	2.8%	3.4%	(60) bps
Domestic	4.5%	4.9%	(40) bps
Total new vehicle	4.4%	4.6%	(20) bps
Used vehicle retail	7.2%	7.6%	(40) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	48.0%	47.5%	50 bps
Parts and service, including reconditioning and preparation	63.3%	61.9%	140 bps
Total gross profit margin	16.1%	16.4%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
REVENUE:
New vehicle	$1,785.8	$1,715.4	$70.4	4%
Used vehicle:
Retail	906.7	845.6	61.1	7%
Wholesale	94.8	95.4	(0.6)	(1)%
Total used vehicle	1,001.5	941.0	60.5	6%
Parts and service	403.8	392.3	11.5	3%
Finance and insurance, net	141.7	134.8	6.9	5%
TOTAL REVENUE	3,332.8	3,183.5	149.3	5%
GROSS PROFIT:
New vehicle	79.2	81.4	(2.2)	(3)%
Used vehicle:
Retail	65.8	65.5	0.3	—%
Wholesale	1.8	1.1	0.7	64%
Total used vehicle	67.6	66.6	1.0	2%
Parts and service	254.7	244.4	10.3	4%
Finance and insurance, net	141.7	134.8	6.9	5%
TOTAL GROSS PROFIT	543.2	527.2	16.0	3%
OPERATING EXPENSES:
Selling, general and administrative	374.8	366.7	8.1	2%
Depreciation and amortization	16.7	15.9	0.8	5%
Other operating (income) expenses, net	(1.1)	0.7	(1.8)	NM
INCOME FROM OPERATIONS	152.8	143.9	8.9	6%
OTHER EXPENSES:
Floor plan interest expense	14.6	11.3	3.3	29%
Other interest expense, net	26.2	26.8	(0.6)	(2)%
Swap interest expense	0.4	1.2	(0.8)	(67)%
Total other expenses, net	41.2	39.3	1.9	5%
INCOME BEFORE INCOME TAXES	111.6	104.6	7.0	7%
Income tax expense	28.3	38.7	(10.4)	(27)%
NET INCOME	$83.3	$65.9	$17.4	26%
EARNINGS PER COMMON SHARE:
Basic—
Net income	$4.08	$3.15	$0.93	30%
Diluted—
Net income	$4.02	$3.12	$0.90	29%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	20.4	20.9	(0.5)	(2)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.2	0.1	0.1	100%
Diluted	20.7	21.1	(0.4)	(2)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)		% Change
	2018	2017
Unit sales
New vehicle:
Luxury	10,842	10,618	224		2%
Import	29,499	28,507	992		3%
Domestic	9,387	9,472	(85)		(1)%
Total new vehicle	49,728	48,597	1,131		2%
Used vehicle retail	42,255	40,330	1,925		5%
Used to new ratio	85.0%	83.0%	200 bps
Average selling price
New vehicle	$35,911	$35,298	$613		2%
Used vehicle retail	21,458	20,967	491		2%
Average gross profit per unit
New vehicle:
Luxury	$3,588	$3,419	$169		5%
Import	803	993	(190)		(19)%
Domestic	1,768	1,774	(6)		—%
Total new vehicle	1,593	1,675	(82)		(5)%
Used vehicle	1,557	1,624	(67)		(4)%
Finance and insurance, net	1,541	1,516	25		2%
Front end yield (1)	3,117	3,168	(51)		(2)%
Gross margin
New vehicle:
Luxury	6.6%	6.4%	20 bps
Import	2.8%	3.6%	(80) bps
Domestic	4.5%	4.7%	(20) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.3%	7.7%	(40) bps
Parts and service	63.1%	62.3%	80 bps
Total gross profit margin	16.3%	16.6%	(30) bps
SG&A metrics
Rent expense	$12.6	$13.7	$(1.1)		(8)%
Total SG&A as a percentage of gross profit	69.0%	69.6%	(60) bps
SG&A, excluding rent expense as a percentage of gross profit	66.7%	67.0%	(30) bps
Operating metrics
Income from operations as a percentage of revenue	4.6%	4.5%	10	bps
Income from operations as a percentage of gross profit	28.1%	27.3%	80 bps
Adjusted income from operations as a percentage of revenue	4.6%	4.6%	0 bps
Adjusted income from operations as a percentage of gross profit	28.0%	27.5%	50 bps
Revenue mix
New vehicle	53.6%	53.9%
Used vehicle retail	27.2%	26.6%
Used vehicle wholesale	2.8%	3.0%
Parts and service	12.1%	12.3%
Finance and insurance	4.3%	4.2%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	14.6%	15.4%
Used vehicle retail	12.1%	12.4%
Used vehicle wholesale	0.3%	0.2%
Parts and service	46.9%	46.4%
Finance and insurance	26.1%	25.6%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
Revenue
New vehicle:
Luxury	$586.0	$564.0	$22.0	4%
Import	800.9	790.5	10.4	1%
Domestic	355.4	358.5	(3.1)	(1)%
Total new vehicle	1,742.3	1,713.0	29.3	2%
Used Vehicle:
Retail	885.4	836.4	49.0	6%
Wholesale	92.9	94.6	(1.7)	(2)%
Total used vehicle	978.3	931.0	47.3	5%
Parts and service	396.8	391.8	5.0	1%
Finance and insurance, net	138.9	133.9	5.0	4%
Total revenue	$3,256.3	$3,169.7	$86.6	3%

Gross profit
New vehicle:
Luxury	$38.9	$36.3	$2.6	7%
Import	22.4	28.2	(5.8)	(21)%
Domestic	16.1	16.8	(0.7)	(4)%
Total new vehicle	77.4	81.3	(3.9)	(5)%
Used Vehicle:
Retail	64.1	64.9	(0.8)	(1)%
Wholesale	1.8	1.3	0.5	38%
Total used vehicle	65.9	66.2	(0.3)	—%
Parts and service:
Customer pay	142.4	135.4	7.0	5%
Warranty	36.7	41.0	(4.3)	(10)%
Wholesale parts	11.1	10.5	0.6	6%
Parts and service, excluding reconditioning and preparation	190.2	186.9	3.3	2%
Reconditioning and preparation	59.7	56.9	2.8	5%
Total parts and service	249.9	243.8	6.1	3%
Finance and insurance	138.9	133.9	5.0	4%
Total gross profit	$532.1	$525.2	$6.9	1%

SG&A expense	$367.0	$364.1	$2.9	1%
SG&A expense as a percentage of gross profit	69.0%	69.3%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Six Months Ended June 30,		Increase (Decrease)	% Change
	2018	2017
Unit sales
New vehicle:
Luxury	10,842	10,618	224	2%
Import	28,324	28,470	(146)	(1)%
Domestic	9,094	9,434	(340)	(4)%
Total new vehicle	48,260	48,522	(262)	(1)%
Used vehicle retail	41,067	39,768	1,299	3%
Used to new ratio	85.1%	82.0%	310 bps

Average selling price
New vehicle	$36,102	$35,304	$798	2%
Used vehicle retail	21,560	21,032	528	3%

Average gross profit per unit
New vehicle:
Luxury	$3,588	$3,419	$169	5%
Import	791	991	(200)	(20)%
Domestic	1,770	1,781	(11)	(1)%
Total new vehicle	1,604	1,676	(72)	(4)%
Used vehicle retail	1,561	1,632	(71)	(4)%
Finance and insurance, net	1,555	1,517	38	3%
Front end yield (1)	3,139	3,172	(33)	(1)%

Gross margin
New vehicle:
Luxury	6.6%	6.4%	20 bps
Import	2.8%	3.6%	(80) bps
Domestic	4.5%	4.7%	(20) bps
Total new vehicle	4.4%	4.7%	(30) bps
Used vehicle retail	7.2%	7.8%	(60) bps
Parts and service:
Parts and service, excluding reconditioning and preparation	47.9%	47.7%	20 bps
Parts and service, including reconditioning and preparation	63.0%	62.2%	80 bps
Total gross profit margin	16.3%	16.6%	(30) bps
_____________________________
Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period.

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail unit sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	June 30, 2018	December 31, 2017	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$2.5	$4.7	$(2.2)	(47)%
New vehicle inventory	776.1	646.5	129.6	20%
Used vehicle inventory	151.3	135.9	15.4	11%
Parts inventory	40.0	43.6	(3.6)	(8)%
Total current assets	1,386.0	1,302.1	83.9	6%
Floor plan notes payable	872.6	732.1	140.5	19%
Total current liabilities	1,169.0	1,058.2	110.8	10%

CAPITALIZATION:
Long-term debt (including current portion)	$868.7	$875.5	$(6.8)	(1)%
Shareholders' equity	450.5	394.2	56.3	14%
Total	$1,319.2	$1,269.7	$49.5	4%

	June 30, 2018	December 31, 2017
DAYS SUPPLY
New vehicle inventory	72	53
Used vehicle inventory	31	31
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales.

Brand Mix - New Vehicle Revenue by Brand-

	For the Six Months Ended June 30,
	2018	2017
Luxury:
Mercedes-Benz	7%	7%
Lexus	6%	6%
BMW	5%	5%
Acura	4%	4%
Infiniti	3%	3%
Other luxury	8%	8%
Total luxury	33%	33%
Imports:
Honda	20%	18%
Nissan	11%	12%
Toyota	11%	11%
Other imports	5%	5%
Total imports	47%	46%
Domestic:
Ford	10%	11%
Chevrolet	5%	4%
Dodge	2%	3%
Other domestics	3%	3%
Total domestic	20%	21%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted leverage ratio," "Adjusted income from operations," "Adjusted net income," " Adjusted operating margins," and "Adjusted diluted earnings per share ("EPS")." Further, management assesses the organic growth of our revenue and gross profit on a same store basis. We believe that our assessment on a same store basis represents an important indicator of comparative financial performance and provides relevant information to assess our performance at our existing locations. Same store amounts consist of information from dealerships for identical months in each comparative period, commencing with the first month we owned the dealership. Additionally, amounts related to divested dealerships are excluded from each comparative period. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

The following tables provide reconciliations for our non-GAAP metrics:

	For the Twelve Months Ended
	June 30, 2018	March 31, 2018
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$868.7	$872.1

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Net Income	$156.5	$145.2

Add:
Depreciation and amortization	32.9	32.5
Income tax expense	59.5	64.1
Swap and other interest expense	54.7	55.3
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$303.6	$297.1

Non-core items - expense (income):
Franchise rights impairment	$5.1	$5.1
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	—
Total non-core items	4.4	7.2

Adjusted EBITDA	$308.0	$304.3

Adjusted leverage ratio	2.8	2.9

	For the Three Months Ended June 30,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$79.6	$71.6
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	—
Adjusted income from operations	$78.9	$73.7

Adjusted net income:
Net income	$43.2	$31.9

Non-core items - (income) expense:
Legal settlements	(0.7)	—
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Income tax expense (benefit) on non-core items above	0.2	(0.8)
Total non-core items	(0.5)	1.3
Adjusted net income	$42.7	$33.2

Adjusted diluted earnings per share (EPS):
Diluted EPS	$2.11	$1.52

Total non-core items	(0.03)	0.06
Adjusted diluted EPS	$2.08	$1.58

Weighted average common shares outstanding - diluted	20.5	21.0

	For the Six Months Ended June 30,
	2018	2017
	(In millions, except per share data)
Adjusted income from operations:
Income from operations	$152.8	$143.9
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Adjusted income from operations	$152.1	$145.1

Adjusted net income:
Net income	$83.3	$65.9

Non-core items - (income) expense:
Real estate-related charges	—	2.9
Investment income	—	(0.8)
Legal settlements	(0.7)	(0.9)
Income tax expense (benefit) on non-core items above	0.2	(0.5)
Total non-core items	(0.5)	0.7
Adjusted net income	$82.8	$66.6

Adjusted diluted earnings per share (EPS):
Diluted EPS	$4.02	$3.12

Total non-core items	(0.02)	0.04
Adjusted diluted EPS	$4.00	$3.16

Weighted average common shares outstanding - diluted	20.7	21.1